UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 11, 2007

DUKE REALTY LIMITED PARTNERSHIP

(Exact name of registrant specified in its charter)

Indiana	0-20625	35-1898425
(State of	(Commission	(IRS Employer
Formation)	File Number)	Identification No.)

600 East 96th Street

Suite 100

Indianapolis, IN 46240

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 1.01.             Entry Into a Material Definitive Agreement.

On September 11, 2007, Duke Realty Limited Partnership (the “Operating Partnership”), a limited partnership of which Duke Realty Corporation (the “Company”) is the sole general partner, completed the issuance and sale of $300,000,000 aggregate principal amount of its 6.50% Senior Notes Due 2018 (the “Notes”). The Notes were issued under the Indenture, dated as of July 28, 2006 (the “Indenture”), as supplemented by the Third Supplemental Indenture, dated as of September 11, 2007 (the “Third Supplemental Indenture”), by and between the Operating Partnership and The Bank of New York Trust Company, N.A. (as successor to J.P. Morgan Trust Company, National Association), as Trustee.

The Notes were registered with the Securities and Exchange Commission (the “Commission”) pursuant to the Operating Partnership’s automatic shelf registration statement on Form S-3 (Registration Statement No. 333-136173-01) (as the same may be amended and/or supplemented, the “Registration Statement”), under the Securities Act of 1933, as amended (the “Act”).

The Indenture previously was filed with the Commission on July 31, 2006, as Exhibit 4.1 to the Registration Statement.  A conformed copy of the Third Supplemental Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K (this “Report).  Pursuant to General Instruction F to the Commission’s Form 8-K, the information contained in the Indenture and the Third Supplemental Indenture is incorporated into this Item 1.01 by reference.

The material terms of the Notes are described in the Operating Partnership’s prospectus supplement, dated September 6, 2007 as filed with the Commission on September 7, 2007, pursuant to Rule 424(b)(5) of the Act, which relates to the offer and sale of the Notes and supplements the Operating Partnership’s prospectus, dated August 3, 2007, contained in the Registration Statement.  The description of the Notes is qualified in its entirety by reference to the previously filed Indenture and the conformed copy of the Third Supplemental Indenture filed as an exhibit to this Report.

Item 9.01.              Financial Statements and Other Exhibits

This Report is incorporated by reference into the Registration Statement, and, as such, the Operating Partnership is filing the exhibits to this Report to cause them to be incorporated by reference into the Registration Statement as exhibits thereto.   By filing this Report, and the exhibits hereto, however, the Operating Partnership does not believe that any of the information set forth herein or in the exhibits hereto represent, either individually or in the aggregate, a “fundamental change” (as such term is used in Item 512(a)(1)(ii) of the Commission’s Regulation S-K) in the information set forth in, and incorporated by reference into, the Registration Statement.

Exhibit Number	Description
4.1

Third Supplemental Indenture, dated as of September 11, 2007, by and between Duke Realty Limited Partnership and The Bank of New York Trust Company, N.A. (as successor to J.P. Morgan Trust Company, National Association), including the form of global note evidencing the 6.50% Senior Notes Due 2018.

5.1	Legality opinion of Alston & Bird LLP.

8.1	Tax opinion of Alston & Bird LLP.

23.1	Consent of Alston & Bird LLP (included in Exhibit 5.1).

23.2	Consent of Alston & Bird LLP (included in Exhibit 8.1).

99.1	Other Expenses of Issuance and Distribution (as required by Item 14 of Part II of Form S-3).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DUKE REALTY LIMITED PARTNERSHIP

	By:	Duke Realty Corporation, its sole general partner

		By:	/s/ Howard L. Feinsand
			Name:	Howard L. Feinsand
			Title:	Executive Vice President, General
Counsel and Corporate Secretary

Date: September 12, 2007